UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 2009

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 22, 2009, Momenta Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Leerink Swann LLC (the “Underwriter”), relating to the underwritten offering of 4,000,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Offering”).  All of the Shares are being sold by the Company.  The price to the public is $10.75 per share, and the Underwriter has agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $10.2125 per share.  Under the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase an additional 600,000 shares of common stock to cover overallotments, if any.

The Offering is being made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission that became effective on February 8, 2007 (Registration No. 333-140251).  A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission.  The closing of the Offering is expected to take place on or about September 28, 2009, subject to the satisfaction of customary closing conditions.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report.

The Company’s press release dated September 23, 2009 announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 22, 2009, by and between the Company and Leerink Swann LLC.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of the Company dated September 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: September 23, 2009
	By:	/s/ RICHARD P. SHEA
Richard P. Shea
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 22, 2009, by and between the Company and Leerink Swann LLC.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of the Company dated September 23, 2009.